ClearShares Ultra-Short Maturity ETF
Schedule of Investments
February 28, 2023 (Unaudited)
Principal Amount	Security Description	Value
	REPURCHASE AGREEMENTS - 99.7%
$20,400,000	Buckler Securities LLC, 4.58%, dated 2/28/2023, matures 3/1/2023, repurchase price $20,402,595 (collateralized by various U.S. government mortgage backed securities: total value $21,069,981)	$20,400,000
31,800,000	Buckler Securities LLC, 4.66%, dated 2/2/2023, matures 3/23/2023, repurchase price $32,001,700 (collateralized by various U.S. government treasury notes and mortgage backed securities: total value $32,915,032)	31,800,000
30,000,000	CF Secured, LLC, 4.62%, dated 2/13/2023, matures 3/13/2023, repurchase price $30,107,800 (collateralized by various U.S. government treasury notes and bonds and mortgage backed securities: total value $30,801,168)	30,000,000
56,500,000	Chimera RMBS LLC, 4.85%, dated 2/2/2023, matures 3/23/2023, repurchase price $56,872,978 (collateralized by various U.S. government mortgage backed securities: total value $65,680,156)	56,500,000
41,500,000	Chimera RMBS LLC, 4.85%, dated 2/2/2023, matures 3/23/2023, repurchase price $41,773,958 (collateralized by various U.S. government mortgage backed securities: total value $48,255,804)	41,500,000
21,115,000	MIRAE Asset Securities (USA), Inc., 4.57%, dated 2/28/2023, matures 3/7/2023, repurchase price $21,133,763 (collateralized by various U.S. government mortgage backed securities: total value $21,556,438)	21,115,000
33,400,000	South Street Securities LLC, 4.59%, dated 2/2/2023, matures 3/2/2023, repurchase price $33,519,238 (collateralized by various U.S. government mortgage backed securities: total value $34,068,000)	33,400,000
	TOTAL REPURCHASE AGREEMENTS (Cost $234,715,000)	234,715,000
Shares
	SHORT-TERM INVESTMENTS - 0.0% (a)
71,172	First American Government Obligations Fund, Class X - 4.37%	71,172
	TOTAL SHORT-TERM INVESTMENTS (Cost $71,172)	71,172
	TOTAL INVESTMENTS - 99.7% (Cost $234,786,172)	234,786,172
	Other Assets in Excess of Liabilities - 0.3%	614,335
	NET ASSETS - 100.0%	$235,400,507

	Percentages are stated as a percent of net assets.
(a)	Less than 0.05% of net assets.
(b)	Rate shown is the annualized seven-day yield as of February 28, 2023.

Summary of Fair Value Disclosure at February 28, 2023 (Unaudited)
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of February 28, 2023:

ClearShares Ultra-Short Maturity ETF
Assets	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$-	$234,715,000	$-	$234,715,000
Short-Term Investments	71,172	-	-	71,172
Total Investments in Securities	$71,172	$234,715,000	$-	$234,786,172

For the period ended February 28, 2023, there were no transfers into or out of Level 3 for the Fund.